SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): August 21, 2003

                            Switchboard Incorporated
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

              0-28871                            04-3321134
              -------                            ----------
      (Commission File Number)       (I.R.S. Employer Identification No.)

                                120 Flanders Road
                                -----------------
                          Westboro, Massachusetts 01581
          (Address of Principal Executive Offices, Including Zip Code)

                                 (508) 898-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.      OTHER EVENTS AND REGULATION FD DISCLOSURE

     On August 21, 2003, the Registrant issued a press release announcing the resignation of Douglas J. Greenlaw as the Registrant's Chief Executive Officer and director. The press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Businesses Acquired.

         Not applicable.

     (b) Pro Forma Financial Information.

         Not applicable.

     (c) Exhibits.

     The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.


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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SWITCHBOARD INCORPORATED

Date: August 21, 2003             by:/s/ Robert P. Orlando
                                     ---------------------
                                     Robert P. Orlando
                                     Vice President and Chief Financial
                                     Officer

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


                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------
99.1              Press Release dated August 21, 2003 entitled "Switchboard
                  Appoints Dean Polnerow as Chief Executive Officer"




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